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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                   FORM 8-K


                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



    Date of report (Date of earliest event reported):       March  20, 2001
                                                            ---------------


                               ZANY BRAINY, INC.
                               -----------------
                (Exact Name of Registrant Specified in Charter)


  Pennsylvania                       0-26185                   23-2663337
  ------------                       -------                   ----------
(State or Other                 (Commission File            (I.R.S. Employer
Jurisdiction of                    Number)                 Identification No.)
Incorporation)



         2520 Renaissance Boulevard
         King of Prussia, Pennsylvania                      19406
         -----------------------------                      -----
    (Address of Principal Executive Offices)              (Zip Code)



    Registrant's telephone number, including area code:    (610) 278-7800
                                                           --------------


                             Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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This Report on Form 8-K contains, in addition to historical information, forward-looking statements by Zany Brainy, Inc. (the "Company") with regard to the Company's delivery of financial information to the informal committee of creditors (the "Committee") and review of the financial information by the Committee, the Company's ability to reach an agreement with its bank and the Company's pursuit of strategic alternatives that involve risks and uncertainties and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "may," "should," "anticipate," "believe," "plan," "estimate," "expect" and "intend," and other such similar expressions are intended to identify forward-looking statements. These statements are based on management's current expectations and are subject to a number of uncertainties and risks that could cause actual results to differ materially from those described in the forward-looking statements. Factors that may cause such difference include, but are not limited to, the Company's ability to promptly complete and deliver the financial information to the Committee, the Committee's ability to promptly review and act upon the financial information, the company's ability to negotiate an arrangement with the bank and one or other potential lenders, the willingness of the Company's trade and expense creditors to actively participate in the informal committee of creditors, the availability of additional capital, the level of interest of potential partners with regard to strategic alternatives and the adverse effects on the Company's business as a result of general economic conditions, as well as the risks set forth in the Company's filings with the Securities and Exchange Commission. All forward-looking statements included in this document are based on information available to the Company as of the date of this document, and the Company assumes no obligation to update these cautionary statements or any forward-looking statements.


ITEM 5. OTHER EVENTS.

FORMATION OF INFORMAL COMMITTEE AND STANDSTILL AGREEMENT
--------------------------------------------------------

On March 15, 2001, the Company held a meeting with its largest trade and expense creditors and the Committee was formed. All members of the Committee agreed to and executed a two week standstill agreement (herein "Standstill Period") pursuant to which they agreed to forebear from taking any action to collect on their past due debts during the Standstill Period. The Company expects to provide certain financial information to the Committee during the Standstill Period and expects that the Committee will review the financial information and meet to consider appropriate further action prior to the termination of the Standstill Period.

CREDIT FACILITY
---------------

On March 15, 2001, the Company filed a Form 8-K that addressed, among other things, the Company's three-year secured credit facility (the "Credit Facility") agreement that the Company had entered into with its bank on July 25, 2000. As reported in the Form 8-K, the bank has asserted that the Company is in default under the Credit Facility and, as a result, the rate of interest on the loans and the Company under the Credit Facility was
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increased to the default rate of interest. The default rate of interest on the
Credit Facility is prime rate plus 200 basis points or, as of March 16, 2001, 10.5%.

The Company continues to negotiate its current lending arrangements with its bank, negotiate alternative lending arrangements with other potential lenders and work with its investment banker, William Blair & Company, regarding strategic alternatives for the Company.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ZANY BRAINY, INC.


Date:    March 20, 2001              By   /s/    Thomas G. Vellios
      ------------------                ------------------------------------
                                        Thomas G. Vellios
                                        Acting Chief Executive Officer